united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1650 Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/15

Item 1. Reports to Stockholders.

Copeland
Risk Managed
Dividend Growth Fund

Copeland
International Risk Managed
Dividend Growth Fund

Annual Report
November 30, 2015

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Copeland Risk Managed Dividend Growth Fund or the Copeland International Risk Managed Dividend Growth Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Copeland Risk Managed Dividend Growth Fund Annual Report

November 30, 2015

Dear Fellow Shareholders:

Copeland Capital Management is pleased to review the performance of the Copeland Risk Managed Dividend Growth Fund from December 1, 2014 through November 30, 2015. Please note that all of the statistics that follow are based on the Fund’s fiscal year-end on November 30.

During the twelve month period ended November 30, 2015, the Fund delivered a negative 7.1% return versus the 2.8% advance posted by the S&P 500 Index. Our sector weighting strategy was the primary culprit for our underperformance relative to the benchmark during the period. At the close of September, our proprietary algorithm flashed a sell signal for every sector of the market save Consumer Staples. The readings reflected a market which was down over five percent, year-to-date, with the majority of the downdraft occurring during the month of September. In accordance with the Fund’s investment strategy, we eliminate exposure to all negatively ranked sectors of the market and reallocate to those reflecting a positive ranking. In this instance, given the dearth of alternatives, we ramped up exposure in the Consumer Staples sector to approximately25% . The remaining 75% of the Fund shifted to cash to protect against further declines. As it happened, the market rebounded sharply in October, rallying 8.4% for the month. Our October cash drag amounted to a headwind of over six percentage points to the Fund’s relative performance. While disappointing in the near term, the Fund did what it is intended to do during periods of market stress. Should market losses have accelerated into the closing months of 2015, the Fund was positioned to manage the risk associated with such a protracted downturn.

The choppy nature of the market during the twelve month period was exacerbated by the performance of dividend growth securities, in general, relative to the broader market. Reflective of this performance, the NASDAQ Dividend Achievers Index retreated 2% during the twelve month period versus the 2.8% gain recorded by the S&P 500 Index. While our stock selections outperformed the dividend growth universe, our holdings were unable to keep pace with the S&P 500 Index in such an adverse climate.

Our stock selection in the Consumer Staples sector of the market bolstered Fund returns while those in the Consumer Discretionary sector provided the most pronounced drag. Hormel Foods (HRL, 2.9% of holdings) was the top performing holding, advancing over 43% during the year. The manufacturer of such household names as SPAM, Skippy and Dinty Moore posted better than expected earnings growth of 19% in fiscal 2015 and lifted 2016 earnings guidance above consensus as well. The company further announced a 16% dividend hike in 2016, which will mark the 50th consecutive year that the company has increased its dividend payout. Lower input costs and strong demand growth underpinned the strong results turned in by the company.

On the downside, Fund holding Polaris (PII, 2.07% of holdings) was the worst performer in the Fund, falling over 31% during the period. The Minnesota based maker of snowmobiles, off-road vehicles and motorcycles reported sharply decelerating earnings growth in 2015, versus the frothy, 24% advance witnessed in 2014. At present, earnings are expected to advance at a low single digit rate once the final results for 2015 have been tallied. It appears to us that foreign currency headwinds, heightened competitive pressures, slowing global growth and weakness amongst oil and agricultural end market users are exerting downward pressure on the company’s growth trajectory.

As of November 30, 2015, anticipation of the Federal Reserve’s first interest rate hike in over nine years continued to dominate the broad market environment. The US labor market had a strong year thus far in 2015, with the unemployment rate dipping to 5.0%, after entering the year at 5.6%, indicating that the economy is nearing full employment. However, other indicators are less rosy with both wage growth and inflation well below the Fed’s targets. A strengthening US dollar and declining price of oil will likely put further downward pressure on inflation, making the Fed reticent to institute more than another token interest rate increase or two.

If you had spent the entire past year under a rock and emerged only to learn that the broad market (as represented by the S&P 500 Index) had risen 3%, you might think that you had missed a boring year. You would be mistaken however, as this 3% increase masked a 6% decline in the third quarter followed by a 9% spike over the course of October and November. Furthermore, the year brought additional weakness in energy markets with the price of oil declining another 28% in 2015, after an already precipitous 45% drop in 2014. Volatility also increased markedly throughout the year, as investors became increasingly concerned about slowing growth in the emerging markets and China.

Looking forward, we have made two changes to the way in which we manage the Fund, as noted in the Fund’s Prospectus Supplement dated September 30, 2015. First, effective October 1, 2015, we shifted to an approach whereby we weight Fund investments in each positively ranked sector based upon the relative market value of the available dividend growth stocks in that sector. Previously, we had equally weighted all positively ranked sectors regardless of the size of that sector relative to the overall universe of dividend growth stocks. When fully invested, the change is expected to lead to higher weightings in the Financial and Technology sectors of the market where dividend growers abound and smaller weightings in the Materials and Utilities sectors of the market where dividend growers are harder to come by. Second, we replaced a third party as the sector signal provider with internally generated sector signals. Based on our research, we are optimistic that these modifications will prove beneficial to our Fund shareholders. Importantly, our fundamental investment approach is unchanged. We remain intent upon finding companies which generate strong and growing cash flows, led by management teams committed to returning this cash to shareholders in the form of steady and growing dividend streams.

We thank you for the confidence you have placed in Copeland and for your investment in the Risk Managed Dividend Growth Fund.

November 30, 2015

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2017, to ensure that the net annual fund operating expenses, subject to certain exclusions, will not exceed 1.45% for CDGRX, 2.20% for CDCRX, and 1.30% for CDIVX, subject to possible recoupment from the Fund in future years. Without the agreement, the expense ratio would be 1.46% for CDGRX, 2.21% for CDCRX and is 1.24% for CDIVX. The maximum sales charge (load) for Class A is 5.75%. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-888-9-COPELAND or visit our website, www.copelandfunds.com.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index with each stock’s weight in the Index proportionate to its market value. The NASDAQ Dividend Achievers Index is an objective composite of companies with at least ten consecutive years of increasing dividend payouts. This select group of companies is committed to enhancing shareholder value through the return of capital to shareholders. You cannot invest directly in an Index.

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

NLD Review Code: 1047-NLD-1/26/2016

* Footnote: Cash percentage may differ from the Generally Accepted Accounting Principles reflected in the Portfolio of Investments.

Top Five Performers	% of Portfolio
through 11/30/15	at 11/30/15

Hormel Foods Corp (HRL)	2.95%
Home Depot Inc (HD)	3.10%
The Kroger Co (KR)	3.15%
Novo-Nordisk A/S ADR (NVO)	0.00%
UnitedHealth Group Inc (UNH)	0.00%

Bottom Five Performers	% of Portfolio
through 11/30/15	at 11/30/15

Scripps Networks Class A (SNI)	2.70%
Polaris Industries Inc (PII)	2.66%
Union Pacific Corp (UNP)	0.00%
Archer-Daniels-Midland Co (ADM)	2.27%
Qualcomm Inc (QCOM)	0.00%

Top Ten Holdings - 11/30/15	% of Portfolio
ITC Holdings Corp (ITC)	3.20%
The Kroger Co (KR)	3.15%
Home Depot Inc (HD)	3.10%
Church & Dwight Co Inc (CHD)	2.99%
Hormel Foods Corp (HRL)	2.95%
Ross Stores Inc (ROST)	2.93%
Nike Inc Class B (NKE)	2.92%
CVS Health Corp (CVS)	2.90%
Walt Disney Co (DIS)	2.84%
Brinker International Inc (EAT)	2.84%

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

Copeland International Risk Managed Dividend Growth Fund Annual Report

November 30, 2015

Dear Fellow Shareholders:

Copeland Capital Management is pleased to review the performance of the Copeland International Risk Managed Dividend Growth Fund from December 1, 2014 through November 30, 2015. Please note that all of the statistics that follow are based on the Fund’s fiscal year-end on November 30.

In a year marked by increased volatility and an overall decline in returns for non-US equities, the Copeland International Risk Managed Dividend Growth Fund delivered a return of -3.2% for the fiscal year ended November 30, 2015 (the “Fiscal Year”). This compared favorably to the -7.3% return achieved during the period by the MSCI All-Country World ex-US Index (ACWI ex-US), the Fund’s benchmark. The outperformance relative to the benchmark was attributable principally to a positive contribution from stock selection, which reflected the lower risk attributes of the Fund’s dividend growth approach to investing. Although cash holdings were also beneficial to the Fund during the sizable market correction during August/September, overall its cash exposure was detrimental to Fund results during the twelve-months ended in November.

During the Fiscal Year, the Fund’s risk management approach pertaining to sector allocation was modified slightly, as noted in the Fund’s Prospectus Supplement dated September 30, 2015. In the past, Copeland’s quantitative model, which generates “buy” and “sell” sector signals based on volatility-adjusted moving averages, has been utilized by the Fund separately for Developed Market sectors and Emerging Market sectors. Effective October 1, 2015, Copeland’s sector signals are based on one “buy” or “sell” signal for each sector across Developed and Emerging Markets combined. In addition, while in the past sector weightings had been equally weighted across all positively ranked sectors, effective October 1, 2015, Fund investments are weighted in each sector based upon the relative market value of the available dividend growth stocks in each sector. When fully invested, this may result in higher or lower relative weightings in certain sectors based on their overall representation in the dividend growth universe. We are optimistic that these modifications will prove beneficial to our Fund shareholders.

In the past Fiscal Year, a positive contribution to Fund results was made in 8 out of the 9 market sectors. The biggest relative contribution came from the Consumer Discretionary sector, where the Fund’s holding in Betfair (4.5%) in the United Kingdom, a leading online gaming company, benefited from rapid underlying growth in the industry, and an announced merger with online gaming peer Paddy Power in Ireland to form the biggest player worldwide. Detracting from performance in the sector was Cogeco Cable (0.0%) in Canada, where increasing competition from internet-based media coincided with softness overall in the Canadian economy. Financials, one of the weakest sectors during the Fiscal Year, along with Energy and Basic Materials, was also a notable contributor to Fund performance, mainly due to the Fund’s conservative posture in the group during the period. Skandinaviska Enskilda Banken (0.0%) in Sweden boosted performance due to the favorable credit climate in Sweden, particularly pertaining to the well-underpinned real estate market in Stockholm. Offsetting this was weak share price action in Siam Commercial Bank (0.0%) in Thailand, where eroding macroeconomic conditions led to deterioration in asset growth and credit quality. Technology was the other leading contributor to Fund performance over the past twelve months. Rightmove (3.6%) in the United Kingdom was the leading gainer in the group, as its burgeoning online marketplace for residential real estate transactions led to substantial growth in earnings, cash flows and dividends. Infosys (0.0%), an Indian consulting services company, was a negative contributor during the period; its shares corrected along with Emerging Markets during the spring.

Health Care was the one sector exposure in the Fund failing to outperform during the period. Medtronic (0.0%) in Ireland, a major medical device player with leading operations in cardiovascular and restorative therapies, failed to keep pace with the sector after a strong rise in the shares the prior year following its merger with competitor Covidien. Boosting results within the Fund was its holding in the German medical conglomerate Fresenius SE (0.0%). The company benefited from accelerating growth prospects from its quoted subsidiary Fresenius Medical Care, one of two firms in a global duopoly for provision of kidney dialysis services.

Global equity markets have reacted quite negatively to eroding economic conditions in China and a further sell-off in commodity prices. In light of elevated share-price volatility, we retain a fairly defensive posture for the Fund. At year-end, only two sectors were rated “buy” in Copeland’s quantitative model, Consumer Discretionary and Consumer Staples, and as a result, the Fund targeted approximately a 50% cash weighting. Nonetheless, as and when market conditions begin to stabilize, and more sectors become positive per our quantitative model, we will become more fully invested across other sectors of the market as appropriate. In accordance with the Fund’s investment strategy, we will target companies with the potential to grow dividends at an above-average rate on a sustainable basis. With an optimistic view of the long-term prospects for international dividend growth investing, we believe our Fund is well suited for the current market climate, providing investors the opportunity to keep long-term exposure to the international equity asset class, while limiting the risks associated with a potential near-term decline in overseas markets.

Thank you for your support of the Copeland International Risk Managed Dividend Growth Fund.

November 30, 2015

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees, subject to certain exclusions, and/or absorb expenses of the Fund, at least until March 31, 2017, to ensure that the net annual fund operating expenses will not exceed 1.60% for IDVGX, 2.35% for IDVCX and 1.45% for IDVIX, subject to possible recoupment from the Fund in future years. Without the agreement, the expense ratio would be 2.34% for IDVGX, 3.09% for IDVCX and 2.19% for IDVIX. The maximum sales charge (load) for Class A is 5.75%. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-888-9-COPELAND or visit our website, www.copelandfunds.com.

MSCI All Country World Ex-US Index (“MSCI ACWI Ex-US”) – This Index is a market capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. Morgan Stanley Capital International is the owner of the trademark service marks and copyrights of the MSCI ACWI Ex-US. You cannot invest directly in an Index.

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

NLD Review Code: 1046-NLD-1/26/2016

* Footnote: Cash percentage may differ from the Generally Accepted Accounting Principles reflected in the Portfolio of Investments.

Top Five Performers	% of Portfolio
through 11/30/15	at 11/30/15

Betfair Group PLC	4.53%
Capitec Bank Holdings LTD	0.00%
Rightmove PLC	3.58%
Unibet Group PLC-SDR	2.24%
Eclat Textile Company LTD	0.00%

Bottom Five Performers	% of Portfolio
through 11/30/15	at 11/30/15

Siam Commercial Bank	0.00%
Aberdeen Asset Mgmt PLC	0.00%
Axis Bank LTD	0.00%
Shire PLC	0.00%
Cogeco Cable Inc	0.00%

Top Ten Holdings - 11/30/15	% of Portfolio
Betfair Group PLC	4.53%
Techtronic Industries Co LTD	4.38%
Imperial Tobacco Group PLC	4.05%
Fuji Heavy Industries LTD	3.77%
Alimentation Couche-Tard Inc	3.70%
Rightmove PLC	3.58%
International Flavors & Fragrances	3.24%
Kerry Group PLC Class A	3.22%
Coca Cola Enterprises Inc	3.09%
ABC-Mart Inc	3.02%

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

Copeland Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 28, 2010* through November 30, 2015

Average Annualized			Since	Since	Since
Total Returns as of		Three	Inception	Inception	Inception
November 30, 2015	One Year	Year	Class A*	Class C*	Class I*
Copeland Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	(7.08)%	10.28%	8.50%	—	—
With sales charge+	(12.40)%	8.13%	7.20%	—	—
Class C	(7.74)%	9.48%	—	9.28%	—
Class I	(6.87)%	—	—	—	8.30%
S&P 500 Index	2.75%	16.09%	13.13%	15.67%	14.49%
Russell 3000	2.58%	16.00%	12.84%	15.62%	14.17%

*	Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Domestic Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 1.46%, 2.21%, and 1.24%,for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.45%, 2.20%, and 1.24%, for Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2017, to ensure that the net annual fund operating expenses will not exceed 1.45%, 2.20% and 1.30% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-888-9-COPELAND.

Copeland International Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 17, 2012* through November 30, 2015

Average Annualized
Total Returns as of		Since
November 30, 2015	One Year	Inception*
Copeland International Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	(3.19)%	3.05%
With sales charge+	(8.77)%	1.00%
Class C	(3.87)%	2.31%
Class I	(3.10)%	3.14%
MSCI ACW ex US Index (net)	(7.32)%	2.52%

*	The Fund commenced operations December 17, 2012.

+	Adjusted for initial maximum sales charge of 5.75%.

The MSCI All Country World ex US (net) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The International Fund’s gross annual operating expense ratio, as stated in the current prospectus is 2.34%, 3.09%, and 2.19%, for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.61%, 2.36%, and 1.46% for its Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2017, to ensure that the net annual fund operating expenses will not exceed 1.60%, 2.35% and 1.45% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-888-9-COPELAND.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2015

Shares		Market Value

	COMMON STOCK - 81.55%
	AGRICULTURE - 4.93%
239,814	Altria Group, Inc.	$13,813,286
326,386	Archer-Daniels-Midland Co.	11,909,825
		25,723,111

	APPAREL - 2.94%
115,834	Nike, Inc.	15,322,521

	BEVERAGES - 2.71%
157,782	Dr. Pepper Snapple Group, Inc.	14,160,934

	CHEMICALS - 2.75%
119,825	Int’l. Flavors & Fragrance, Inc.	14,380,198

	ELECTRIC - 12.74%
292,094	Eversource Energy	14,882,190
455,552	ITC Holdings Corp.	16,800,758
146,877	NextEra Energy, Inc.	14,667,137
106,774	NorthWestern Corp.	5,822,386
291,185	WEC Energy Group, Inc.	14,361,244
		66,533,715
	FOOD - 10.53%
516,546	Flowers Foods, Inc.	12,149,162
206,145	Hormel Foods Corp.	15,444,384
438,121	Kroger Co.	16,499,637
126,720	McCormick & Co., Inc.	10,887,782
		54,980,965
	GAS - 3.11%
183,471	New Jersey Resources Corp.	5,513,304
95,050	Southwest Gas Corp.	5,330,404
155,660	UGI Corp.	5,396,732
		16,240,440

	HOUSEHOLD PRODUCTS/WARES - 3.00%
182,774	Church & Dwight Co., Inc.	15,676,526

	LEISURE TIME - 2.67%
132,160	Polaris Industries, Inc.	13,933,629

	LODGING - 2.68%
184,229	Wyndham Worldwide Corp.	13,986,666

	MEDIA - 8.41%
243,072	Comcast Corp.	14,837,115
249,492	Scripps Networks Interactive	14,171,146
131,186	Walt Disney Co.	14,885,675
		43,893,936

	RETAIL - 22.27%
326,233	Brinker International, Inc.	14,882,750
96,051	Casey’s General Stores, Inc.	11,167,850
87,943	Costco Wholesale Corp.	14,195,759
161,615	CVS Caremark Corp.	15,206,355
121,303	Home Depot, Inc.	16,240,046
295,435	Ross Stores, Inc.	15,365,574
205,722	TJX Cos, Inc.	14,523,973
164,635	Tractor Supply Co.	14,710,137
		116,292,444

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2015

Shares		Market Value
	TELECOMMUNICATIONS - 2.81%
323,049	Verizon Communications, Inc.	$14,682,577

	TOTAL COMMON STOCK	425,807,662
	(Cost - $412,780,127)

	SHORT-TERM INVESTMENTS - 18.95%
98,937,844	Federated Treasury Obligations Fund, 0.01% +	98,937,844
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $98,937,844)

	TOTAL INVESTMENTS - 100.50%
	(Cost - $511,717,971) (a)	$524,745,506
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.50)%	(2,619,449)
	NET ASSETS - 100.00%	$522,126,057

+	Money market fund; Interest rate reflects seven-day effective yield on November 30, 2015.

ADR - American Depositary Receipt.

REITS - Real Estate Investment Trusts

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $511,717,971 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$25,498,326
Unrealized Depreciation:	(12,470,791)
Net Unrealized Appreciation:	$13,027,535

Portfolio Composition as of November 30, 2015 (Unaudited)

Percent of Net Assets
Consumer, Cyclical	30.56%
Consumer, Non-cyclical	21.17%
Utilities	15.85%
Communications	11.22%
Basic Materials	2.75%
Short-Term Investments	18.95%
Liabilities in Excess of Other Assets	(0.50)%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2015

Shares		Market Value

	COMMON STOCK - 51.51%
	AGRICULTURE - 4.03%
26,392	Imperial Tobacco Group PLC	1,424,479

	AUTO MANUFACTURERS - 3.75%
32,100	Fuji Heavy Industries Ltd.	1,325,961

	BEVERAGES - 3.08%
21,598	Coca-Cola Enterprises, Inc.	1,086,379

	CHEMICALS - 3.23%
9,504	Int’l. Flavors & Fragrance, Inc.	1,140,575

	COSMETICS - 2.66%
9,000	Kose Corp.	941,098

	ENTERTAINEMENT - 6.74%
28,936	Betfair Group PLC	1,593,978
8,474	Unibet Group PLC ADR	786,016
		2,379,994
	FOOD - 6.15%
14,064	Kerry Group PLC	1,133,089
23,793	Mondelez International, Inc.	1,038,802
		2,171,891
	HAND/MACHINE TOOLS - 4.37%
380,000	Techtronic Industries Co. Ltd.	1,542,190

	INTERNET - 3.57%
20,969	Rightmove PLC	1,262,011

	MEDIA - 2.08%
180,263	ITV PLC	734,748

	RETAIL - 11.85%
19,600	ABC-Mart, Inc.	1,064,318
28,513	Alimentation Couche-Tard, Inc.	1,303,207
116,231	Clicks Group Ltd.	780,297
8,730	Next PLC	1,039,721
		4,187,543

	TOTAL COMMON STOCK	18,196,869
	(Cost - $17,896,652)

	SHORT-TERM INVESTMENTS - 48.11%
16,993,216	Federated Treasury Obligations Fund, 0.01% +	$16,993,216
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $16,993,216)

	TOTAL INVESTMENTS - 99.62%
	(Cost - $34,889,868) (a)	$35,190,085
	OTHER ASSETS LESS LIABILITIES - 0.38%	134,882
	NET ASSETS - 100.00%	$35,324,967

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2015

Shares	Market Value

+	Money market fund; Interest rate reflects seven-day effective yield on November 30, 2015.

ADR - American Depositary Receipt.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $34,889,868 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$570,908
Unrealized Depreciation:	(270,691)
Net Unrealized Appreciation:	$300,217

Portfolio Composition as of November 30, 2015 (Unaudited)

Percent of Net Assets
Consumer, Cyclical	22.34%
Consumer, Non-cyclical	15.92%
Communications	5.65%
Industrial	4.37%
Basic Materials	3.23%
Short-Term Investments	48.11%
Other Assets Less Liabilties	0.38%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2015

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Assets:
Investments, at Cost	$511,717,971	$34,889,868
Investments in Securities, at Market Value	$524,745,506	$35,190,085
Dividends and Interest Receivable	849,777	33,341
Receivable for Fund Shares Sold	176,138	183,319
Prepaid Expenses and Other Assets	44,775	38,234
Total Assets	525,816,196	35,444,979

Liabilities:
Payable for Fund Shares Redeemed	2,944,839	53,138
Payable to Investment Adviser	438,132	21,262
Accrued Distribution Fees	113,361	8,936
Accrued Expenses and Other Liabilities	193,807	36,676
Total Liabilities	3,690,139	120,012

Net Assets	$522,126,057	$35,324,967

Composition of Net Assets:
At November 30, 2015, Net Assets consisted of:
Paid-in-Capital	$465,724,717	$36,808,269
Undistributed Net Investment Income (Loss)	2,318,646	(87,023)
Accumulated Net Realized Gain (Loss) From Security and Foreign Currency Transactions	41,055,139	(1,695,958)
Net Unrealized Appreciation on Investments and Foreign Currency Translations	13,027,555	299,679
Net Assets	$522,126,057	$35,324,967

The accompanying notes are an integral part of these financial statements.

Copeland Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
November 30, 2015

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Class A Shares:
Net Assets	$190,457,961	$13,168,560
Shares Outstanding (no par value; unlimited number of shares authorized)	14,231,184	1,206,065

Net Asset Value and Redemption Price Per Share*	$13.38	$10.92
Offering Price Per Share (NAV/0.9425) Includes a Maximum Sales Charge of 5.75%	$14.20	$11.59

Class C Shares:
Net Assets	$81,850,643	$7,254,483
Shares Outstanding (no par value; unlimited number of shares authorized)	6,215,872	678,607

Net Asset Value, Offering Price and Redemption Price Per Share*	$13.17	$10.69

Class I Shares:
Net Assets	$249,817,453	$14,901,924
Shares Outstanding (no par value; unlimited number of shares authorized)	18,667,867	1,360,305

Net Asset Value, Offering Price and Redemption Price Per Share*	$13.38	$10.95

*	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Funds’ minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2015

		Copeland
	Copeland Risk	International Risk
	Managed Dividend	Managed Dividend
	Growth Fund	Growth Fund
Investment Income:
Dividend Income (Less $77,649 and $64,861 Foreign Taxes Withholding, respectively)	$13,868,959	$502,511
Interest Income	5,909	1,248
Total Investment Income	13,874,868	503,759

Expenses:
Investment Advisory Fees	6,918,496	382,724
Distribution Fees - Class C	938,375	69,203
Distribution Fees - Class A	697,790	34,299
Administration Fees	385,153	24,676
Sub-Transfer Agent Fees	294,980	26,032
Shareholder Servicing Fees- Class I	158,631	10,118
Trustees’ Fees	170,818	30,944
Transfer Agent Fees	111,736	15,254
Fund Accounting Fees	107,557	35,120
Printing Expenses	103,324	11,479
Legal Fees	94,138	6,896
Registration & Filing Fees	67,329	50,167
Custody Fees	42,891	19,304
Insurance Expense	31,093	1,572
Chief Compliance Officer Fees	27,605	1,386
Audit Fees	16,142	15,765
Miscellaneous Expenses	24,413	5,801
Total Expenses	10,190,471	740,740
Less: Fees Waived by Adviser	(134,517)	(154,056)
Net Expenses	10,055,954	586,684
Net Investment Income(Loss)	3,818,914	(82,925)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) on:
Security Transactions and FX gain on securities	57,246,772	(1,199,956)
Foreign Currency Transactions	—	197,328
Foreign Currency Exchange Contracts	(432)	(510,867)
	57,246,340	(1,513,495)
Net Change in Unrealized Appreciation (Depreciation) on:
Securities	(108,627,507)	27,160
Foreign Currency Exchange Contracts	—	619
	(108,627,507)	27,779
Net Realized and Unrealized Gain(Loss) on Investments and Foreign Currency Transactions	(51,381,167)	(1,485,716)

Net Decrease in Net Assets Resulting From Operations	$(47,562,253)	$(1,568,641)

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2015	November 30, 2014
Operations:
Net Investment Income	$3,818,914	$2,734,686
Net Realized Gain on Investments and Foreign Currency Transactions	57,246,340	36,819,961
Net Change in Unrealized Appreciation (Depreciation) on Investments	(108,627,507)	23,805,769
Net Increase(Decrease) in Net Assets Resulting From Operations	(47,562,253)	63,360,416

Distributions to Shareholders From:
Net Investment Income
Class A ($0.03 and $0.07 per share, respectively)	(582,684)	(2,128,885)
Class C ($0.00 and $0.01 per share, respectively)	—	(26,502)
Class I ($0.09 and $0.09 per share, respectively)	(1,825,816)	(43,875)
	(2,408,500)	(2,199,262)
Net Realized Gains
Class A ($0.84 and $0.36 per share, respectively)	(15,589,469)	(10,574,310)
Class C ($0.84 and $0.36 per share, respectively)	(5,002,845)	(1,480,815)
Class I ($0.84 and $0.36 per share, respectively)	(16,828,788)	(1,481,472)
	(37,421,102)	(13,536,597)
Total Distributions to Shareholders	(39,829,602)	(15,735,859)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (3,491,109 and 11,526,750 shares, respectively)	51,542,521	167,652,562
Distributions Reinvested (1,095,356 and 869,050 shares, respectively)	15,286,930	11,968,903
Cost of Shares Redeemed (11,563,481 and 22,447,035 shares, respectively)	(167,295,152)	(334,690,753)
Redemption Fees	6,531	13,216
Total Class A Shares	(100,459,170)	(155,056,072)

Class C
Proceeds from Shares Issued (1,533,966 and 2,568,214 shares, respectively)	22,507,464	37,280,654
Distributions Reinvested (360,867 and 105,769 shares, respectively)	4,948,328	1,470,487
Cost of Shares Redeemed (1,551,507 and 516,659 shares, respectively)	(21,957,854)	(7,526,347)
Redemption Fees	2,346	2,119
Total Class C Shares	5,500,284	31,226,913

Class I
Proceeds from Shares Issued (6,618,260 and 21,863,906 shares, respectively)	98,111,650	329,026,096
Distributions Reinvested (1,238,904 and 95,258 shares, respectively)	17,235,625	1,419,743
Cost of Shares Redeemed (10,112,757 and 1,507,222 shares, respectively)	(145,539,557)	(22,508,416)
Redemption Fees	7,857	2,967
Total Class I Shares	(30,184,425)	307,940,390

Total Beneficial Interest Transactions	(125,143,311)	184,111,231

Increase(Decrease) in Net Assets	(212,535,166)	231,735,788

Net Assets:
Beginning of Period	734,661,223	502,925,435
End of Period**	$522,126,057	$734,661,223

** Includes undistributed net investment income of:	$2,318,646	$4,063,551

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30, 2015	November 30, 2014
Operations:
Net Investment Income(Loss)	$(82,925)	$88,601
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,513,495)	(552,474)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	27,779	179,023
Net Increase(Decrease) in Net Assets Resulting From Operations	(1,568,641)	(284,850)

Distributions to Shareholders From:
Net Realized Gains
Class A ($0.00 and $0.01 per share, respectively)	—	(4,935)
Class C ($0.00 and $0.01 per share, respectively)	—	(1,132)
Class I ($0.00 and $0.01 per share, respectively)	—	(495)
Total Distributions to Shareholders	—	(6,562)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (658,186 and 919,353 shares, respectively)	7,592,808	10,535,089
Distributions Reinvested (0 and 447 shares, respectively)	—	4,843
Cost of Shares Redeemed (1,034,240 and 74,613 shares, respectively)	(11,562,906)	(851,912)
Redemption Fees	851	191
Total Class A Shares	(3,969,247)	9,688,211

Class C
Proceeds from Shares Issued (315,454 and 376,084 shares, respectively)	3,507,234	4,244,082
Distributions Reinvested (0 and 101 shares, respectively)	—	1,094
Cost of Shares Redeemed (149,751 and 19,352 shares, respectively)	(1,663,041)	(212,969)
Redemption Fees	395	51
Total Class C Shares	1,844,588	4,032,258

Class I
Proceeds from Shares Issued (911,310 and 1,145,091 shares, respectively)	10,397,435	13,253,639
Distributions Reinvested (0 and 46 shares, respectively)	—	495
Cost of Shares Redeemed (664,108 and 108,892 shares, respectively)	(7,500,842)	(1,232,933)
Redemption Fees	749	74
Total Class I Shares	2,897,342	12,021,275

Total Beneficial Interest Transactions	772,683	25,741,744

Increase(Decrease) in Net Assets	(795,958)	25,450,332

Net Assets:
Beginning of Period	36,120,925	10,670,593
End of Period**	$35,324,967	$36,120,925

** Includes accumulated net investment income (loss) of:	$(87,023)	$(9,759)

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011*

Net Asset Value, Beginning of Period	$15.31	$14.20	$10.99	$10.18	$10.00

Increase From Operations:
Net investment income (a)	0.08	0.07	0.10	0.14	0.07
Net gain(loss) from securities (both realized and unrealized)	(1.14)	1.47	3.17	0.77	0.15
Total from operations	(1.06)	1.54	3.27	0.91	0.22

Distributions to shareholders from:
Net investment income	(0.03)	(0.07)	(0.04)	(0.10)	(0.04)
Net realized gains	(0.84)	(0.36)	(0.02)	—	—
Total distributions	(0.87)	(0.43)	(0.06)	(0.10)	(0.04)

Redemption fees	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$13.38	$15.31	$14.20	$10.99	$10.18

Total Return (b)	(7.08)%	11.14%	29.87%	9.01%	2.19	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$190,458	$324,664	$443,822	$293,049	$107,431
Ratio of expenses to average net assets:
before reimbursement	1.48%	1.46%	1.55%	1.57%	2.88	% (c)
net of reimbursement	1.45%	1.45%	1.45%	1.45%	1.45	% (c)
Ratio of net investment income to average net assets	0.57%	0.48%	0.81%	1.31%	0.73	% (c)
Portfolio turnover rate	142%	44%	39%	139%	382	% (d)

*	Class A commenced operations on December 28, 2010.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012 *

Net Asset Value, Beginning of Period	$15.16	$14.10	$10.96	$10.23

Increase From Operations:
Net investment income (loss) (a)	(0.03)	(0.04)	0.01	0.07
Net gain(loss) from securities (both realized and unrealized)	(1.12)	1.47	3.15	0.72
Total from operations	(1.15)	1.43	3.16	0.79

Distributions to shareholders from:
Net investment income	—	(0.01)	0.00 (e)	(0.06)
Net realized gains	(0.84)	(0.36)	(0.02)	—
Total distributions	(0.84)	(0.37)	(0.02)	(0.06)

Redemption fees	0.00 (e)	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$13.17	$15.16	$14.10	$10.96

Total Return (b)	(7.74)%	10.36%	28.89%	7.77	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$81,851	$89,017	$52,399	$24,459
Ratio of expenses to average net assets:
before reimbursement	2.24%	2.21%	2.30%	2.34	% (c)
net of reimbursement	2.20%	2.20%	2.20%	2.20	% (c)
Ratio of net investment income(loss) to average net assets	(0.21)%	(0.27)%	0.06%	0.70	% (c)
Portfolio turnover rate	142%	44%	39%	139	% (d)

*	Class C commenced operations on January 5, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Year	Period
	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$15.34	$14.22	$11.89

Increase From Operations:
Net investment income (a)	0.11	0.13	0.09
Net gain(loss) from securities (both realized and unrealized)	(1.14)	1.44	2.29
Total from operations	(1.03)	1.57	2.38

Distributions to shareholders from:
Net investment income	(0.09)	(0.09)	(0.03)
Net realized gains	(0.84)	(0.36)	(0.02)
Total distributions	(0.93)	(0.45)	(0.05)

Redemption fees	0.00 (e)	0.00 (e)	0.00

Net Asset Value, End of Period	$13.38	$15.34	$14.22

Total Return (b)	(6.87)%	11.38%	20.04	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$249,817	$320,981	$6,704
Ratio of expenses to average net assets:
before reimbursement	1.24%	1.24%	1.30	% (c)
net of reimbursement	1.24%	1.24%	1.30	% (c)
Ratio of net investment income to average net assets	0.76%	0.63%	1.06	% (c)
Portfolio turnover rate	142%	44%	39	% (d)

*	Class I commenced operations on March 1, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Year	Period
	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$11.28	$11.01	$10.00

Increase From Operations:
Net investment income (a)	(0.02)	0.06	0.04
Net gain(loss) from securities (both realized and unrealized)	(0.34)	0.22	0.97
Total from operations	(0.36)	0.28	1.01

Distributions to shareholders from:
Net realized gains	—	(0.01)	—
Total distributions	—	(0.01)	—

Redemption fees	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$10.92	$11.28	$11.01

Total Return (b)	(3.19)%	2.51%	10.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$13,169	$17,840	$8,116
Ratio of expenses to average net assets:
before reimbursement	2.04%	2.33%	7.74	% (c)
net of reimbursement	1.60%	1.60%	1.60	% (c)
Ratio of net investment income(loss) to average net assets	(0.21)%	0.48%	0.36	% (c)
Portfolio turnover rate	323%	211%	68	% (d)

*	Class A commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Year	Year	Period
	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$11.12	$10.95	$10.00

Increase From Operations:
Net investment loss (a)	(0.10)	(0.04)	(0.03)
Net gain(loss) from securities (both realized and unrealized)	(0.33)	0.22	0.98
Total from operations	(0.43)	0.18	0.95

Distributions to shareholders from:
Net realized gains	—	(0.01)	—
Total distributions	—	(0.01)	—

Redemption fees	0.00 (e)	0.00 (e)	0.00

Net Asset Value, End of Period	$10.69	$11.12	$10.95

Total Return (b)	(3.87)%	1.61%	9.50	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$7,254	$5,706	$1,708
Ratio of expenses to average net assets:
before reimbursement	2.80%	3.08%	8.49	% (c)
net of reimbursement	2.35%	2.35%	2.35	% (c)
Ratio of net investment income(loss) to average net assets	(0.88)%	(0.27)%	(0.39	)% (c)
Portfolio turnover rate	323%	211%	68	% (d)

*	Class C commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months	Year	Period
	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$11.30	$11.02	$10.00

Increase From Operations:
Net investment income (a)	0.01	0.06	0.06
Net gain(loss) from securities (both realized and unrealized)	(0.36)	0.23	0.96
Total from operations	(0.35)	0.29	1.02

Distributions to shareholders from:
Net realized gains	—	(0.01)	—
Total distributions	—	(0.01)	—

Redemption fees	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$10.95	$11.30	$11.02

Total Return (b)	(3.10)%	2.60%	10.20	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$14,902	$12,575	$847
Ratio of expenses to average net assets:
before reimbursement	1.89%	2.18%	17.85	% (c)
net of reimbursement	1.45%	1.45%	1.45	% (c)
Ratio of net investment income to average net assets	0.05%	0.63%	0.59	% (c)
Portfolio turnover rate	323%	211%	68	% (d)

*	Class I commenced operations on December 17, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

1.	ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”) and Copeland International Risk Managed Dividend Growth Fund (the “International Fund”) are both diversified series of Copeland Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010 under the laws of the State of Delaware. The investment objective of each fund is to seek long-term capital appreciation and income while preserving capital in declining markets. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The Funds currently offer Class A, Class C and Class I shares. Domestic Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. International Fund’s Class A, Class C and Class I shares commenced operations on December 17, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the last bid on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2015 for the Funds’ assets measured at fair value:

Copeland Risk Managed Dividend Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$425,807,662	$—	$—	$425,807,662
Short-term Investment	98,937,844	—	—	98,937,844
Total:	$524,745,506	$—	$—	$524,745,506

Copeland International Risk Managed Dividend Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$4,568,963	$13,627,906	$—	$18,196,869
Short-term Investment	16,993,216	—	—	16,993,216
Total:	$21,562,179	$13,627,906	$—	$35,190,085

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Securities in which the International Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). In order to capture the developments that occur between the close of the foreign markets and 4:00 p.m. ET, the International Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. The assets valued at fair value are reflected as level 2 assets in the table above.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2012-2014) or expected to be taken in the Funds’ 2015 tax return. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. As foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the year ended November 30, 2015, the Domestic Fund and International Fund had a net realized loss of $432 and $510,867 on forward currency contracts, respectively.

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

Indemnification – The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% and 1.10% for the Domestic Fund and the International Fund, respectively, of the average daily net assets of each Fund. For the year ended November 30, 2015, the Adviser earned advisory fees of $6,918,496 and $382,724 for the Domestic Fund and International Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 16, 2017, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Domestic Fund average daily net assets for Class A, Class C and Class I shares, respectively and 1.60%, 2.35% and 1.45% of the International Fund average daily net assets for Class A, Class C and Class I shares, respectively. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Funds to the extent that the Funds’ expense ratios fall below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation in effect at the time of the deferral and at the time of repayment. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the year ended November 30, 2015, the Adviser waived fees/reimbursed expenses of $134,517 and $154,056 for the Domestic Fund and International Fund, respectively. As of November 30, 2015, the cumulative expenses subject to recapture amounted to $575,039 and $522,240 for the Domestic Fund and International Fund, respectively, and will expire on November 30 of the years indicated below.

Copeland Risk Managed Dividend Growth Fund
2016	2017	2018
$368,688	$71,834	$134,517

Copeland International Risk Managed Dividend Growth Fund
2016	2017	2018
$198,253	$169,931	$154,056

Distributor – The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended November 30, 2015, the 12b-1 fees accrued

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

amounted to $697,790 and $938,375 for the Domestic Fund for Class A and Class C shares, respectively and $34,299 and $69,203 for the International Fund for Class A and Class C shares, respectively.

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. For the year ended November 30, 2015 the Domestic Fund paid $158,631 in fees and the International Fund paid $10,118 in fees associated with the Shareholder Service Plan. The Funds’ Class A and Class C shares may also pay broker-dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers.

The Adviser may enter into selling agreements or shareholder service agreements with broker-dealers and other financial intermediaries. Under those agreements, the Adviser pays such entities based on the aggregate net asset value of the Class A shares, Class C shares and Class I shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The Adviser may then recover from the Distributor all or a portion of the amounts paid by the Adviser to such broker-dealers or financial intermediaries under the Plan with respect to the Class A and Class C shares and under the Shareholder Service Plan for the Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended November 30, 2015, the Distributor received $291,191 in underwriting commissions for sales of Class A shares, of which $42,624 was retained by the principal underwriter or other affiliated broker-dealers for the Domestic Fund and $28,758 in underwriting commissions for sales of Class A shares, of which $3,977 was retained by the principal underwriter or other affiliated broker-dealers for the International Fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Trustees – Each Trustee who is not affiliated with the Trust or Adviser receives (i) a base annual retainer of $27,000, (ii) $17,000 for attendance at four regularly scheduled Board meetings, (iii) $4,000 for attendance at two regularly scheduled Audit Committee meetings, (iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board receives an additional $11,000 per year. The foregoing compensation will be paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended November 30, 2015 amounted to $894,565,047 and $1,142,864,523 respectively for the Domestic Fund and $87,317,712 and $73,323,190 respectively for the International Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended November 30, 2015 and November 30, 2014 was as follows:

	For the period ended November 30, 2015:
	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Domestic Fund	$2,940,828	$36,888,774	$39,829,602
International Fund	—	—	—

	For the period ended November 30, 2014:
	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total
Domestic Fund	$4,684,506	$11,051,353	$15,735,859
International Fund	6,450	112	6,562

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Risk Managed Dividend Growth	$2,318,646	$41,055,139	$—	$—	$—	$13,027,555	$56,401,340
International Risk Managed	—	—	(87,023)	(1,695,958)	—	299,679	(1,483,302)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The International Risk Managed Dividend Growth Fund incurred and elected to defer such late year losses of $87,023.

At November 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
Domestic Fund	$—	$—	$—
International Fund	1,695,958	—	1,695,958

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, foreign currency gains/(losses), return of capital from corporations, reclass of net operating losses and ordinary income distributions, and adjustments related to equalization, publicly traded partnerships, and passive foreign investment companies, resulted in reclassification for the period ended November 30, 2015 as follows:

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

	Paid-	Undistributed	Undistributed
	In-	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
Risk Managed Dividend Growth	$18,407,297	$(3,155,319)	$(15,251,978)
International Risk Managed	(248,307)	5,661	242,646

6.	FINANCIAL HIGHLIGHTS

The Funds calculated per share income using the average share method. After giving effect to the net income distributed to shareholders, the balance of the Fund’s performance for the year was attributed to net realized and unrealized gains from securities. For the year ended November 30, 2015, net realized and unrealized losses were $1.14, $1.12 and $1.14 on a per share basis for Class A, Class C and Class I, respectively for the Domestic Fund and $0.34, $0.33 and $0.36 on a per share basis for Class A, Class C and Class I, respectively for the International Fund. Net realized and unrealized losses were $20,716,166, $6,971,812 and $23,693,189 for Class A, Class C and Class I, respectively for the Domestic Fund. Net realized and unrealized losses were $581,369, $294,449 and $609,898 for Class A, Class C and Class I, respectively for the International Fund.

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For the year ended November 30, 2015, the Domestic Fund assessed $6,531, $2,346, and $7,857 in redemption fees for Class A, Class C and Class I shares, respectively. The International Fund assessed $851, $395 and $749 in redemption fees for Class A, Class C and Class I shares, respectively.

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has elected to early adopt ASU 2015-07 and the disclosures in Note 2 are presented accordingly.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Copeland Trust and
Shareholders of
Copeland Risk Managed Dividend Growth Fund and
Copeland International Risk Managed Dividend Growth Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Copeland Risk Managed Dividend Growth Fund and Copeland International Risk Managed Dividend Growth Fund, each a series of shares of Copeland Trust (the “Trust”), as of November 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and with respect to Copeland Risk Managed Dividend Growth Fund, the financial highlights for each of the four years in the period then ended and for the period December 28, 2010 (commencement of operations) to November 30, 2011, and with respect to Copeland International Risk Managed Dividend Growth Fund, the financial highlights for each of the two years in the period then ended and for the period December 17, 2012 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copeland Risk Managed Dividend Growth Fund and Copeland International Risk Managed Dividend Growth Fund, as of November 30, 2015, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2016

Copeland Trust
DISCLOSURE OF FUND EXPENSES (Unaudited)
November 31, 2015

As a shareholder of the Copeland Risk Managed Dividend Growth Fund and the Copeland International Risk Managed Dividend Growth Fund you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning			Expenses Paid
	Account	Ending		During the Period
	Value	Account Value	Annualized	(6/1/15 to
	(6/1/15)	(11/30/15)	Expense Ratio	11/30/15)
Actual *
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$908.20	1.45%	$ 6.94
Class C	$1,000.00	$905.10	2.20%	$10.51
Class I	$1,000.00	$908.90	1.30%	$ 6.22
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$933.30	1.60%	$ 7.71
Class C	$1,000.00	$929.60	2.35%	$11.31
Class I	$1,000.00	$933.50	1.45%	$ 6.99
Hypothetical * (5% return before expenses)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.80	1.45%	$ 7.33
Class C	$1,000.00	$1,014.04	2.20%	$11.11
Class I	$1,000.00	$1,018.55	1.30%	$ 6.58
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,016.95	1.60%	$ 8.05
Class C	$1,000.00	$1,013.21	2.35%	$11.80
Class I	$1,000.00	$1,017.70	1.45%	$ 7.29

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended November 30, 2015 (183) divided by the number of days in the fiscal year (365).

Considerations Regarding the Management Agreement

On November 17, 2015, the Board of Trustees of Copeland Trust (the “Trust”), including all of Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the continuance of the Management Agreement between the Trust, on behalf of the Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland Capital Management, LLC (“Copeland”) and the approval of the Management Agreement between the Trust and Copeland with respect to the proposed Copeland International Small Cap Dividend Growth Fund (the “Small Cap Fund”). The Board reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Trustees’ fiduciary duties, responsibilities and the factors the Trustees should consider in their evaluation of the Management Agreement; and (2) a report and presentation by Copeland that described, among other things: (a) the nature, extent and quality of the services provided or to be provided by Copeland to each Fund and the experience and qualifications of the personnel providing those services and Copeland’s plans to hire additional personnel to support the portfolio management teams; (b) its organizational structure, financial information, level of insurance coverage and Form ADV; (c) its investment process and the strategy of each Fund; (d) its types of clients and assets under management; (e) its brokerage, soft dollar commission and trade allocation policies, including the types of research and services obtained in connection with soft dollar commissions; (f) the investment performance of each existing Fund as compared to its applicable benchmark index, Copeland’s other similarly managed accounts, if any, and relevant peer group and the performance of an account similarly managed as the proposed Small Cap Fund as compared to its peer group and benchmark index; (g) its advisory fee arrangement with the Domestic Fund as compared to its relevant peer group and Copeland’s other similarly managed clients; (h) its advisory fee arrangement with the International Fund as compared to its relevant peer group; (i) its proposed advisory fee arrangement with the Small Cap Fund as compared to its relevant peer group; (j) the contractual fee and expense waiver arrangement with each existing Fund and the proposed contractual fee and expense waiver agreement with the Small Cap Fund; (k) its compliance program to monitor and review investment decisions and to prevent and detect violations of each Fund’s investment policies and limitations, as well as federal securities laws and conflicts of interest assessments, its business continuity and disaster recovery plan and information security system; (l) the costs of the services provided and the profits realized by Copeland from its relationships with each existing Fund and the estimated costs of services and profits with respect to the proposed Small Cap Fund; and (m) the extent to which economies of scale are relevant as each Fund grows, and whether the fee levels reflect these economies of scale to the benefit of shareholders. The Trustees discussed the written materials and Copeland’s oral presentation, together with information provided to the Trustees over the course of the year. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The Trustees, including all of the Independent Trustees, reached the following conclusions, among others, regarding Copeland and the Management Agreement. As to the nature, extent and quality of the services provided or to be provided by Copeland to each Fund, its financial condition and the experience and qualifications of the portfolio managers, the Trustees determined that Copeland has the capabilities, resources and personnel necessary to manage each Fund and that they were satisfied with the quality of the services provided by Copeland in advising each existing Fund.

As to the costs of the services provided and the profits realized by Copeland, revised as discussed at the meeting, the Trustees concluded that they were satisfied that Copeland’s level of profitability from its relationships with the Domestic Fund seemed reasonable. The Trustees concluded that the negative profitability with respect to the International Fund was not a concern given its small asset base and Copeland’s overall financial strength. The Trustees also concluded that the estimated negative profitability with respect to the proposed Small Cap Fund was not a concern given that it has no operating history and Copeland’s overall financial strength. The Trustees also concluded that the benefits derived by Copeland from managing each existing Fund, including how it uses soft dollars, and the way in which it conducts portfolio transactions and selects brokers, seemed reasonable.

The Board also considered the management fees and expenses of each existing Fund’s Class A shares and the proposed management fee and estimated expenses of the Small Cap Fund’s Class A shares. The Board concluded that, based on the information discussed at the meeting, each Fund’s management fee and expenses, taking into account Copeland’s agreement to waive fees and reimburse expenses to limit the expenses of each Fund, were reasonable to the fees and expenses of comparable funds and, with respect to the Domestic Fund, Copeland’s similarly managed clients.

The Board also considered the investment performance of the Domestic Fund and International Fund and the performance of a separately managed account similar to the Small Cap Fund against their applicable benchmark index and peer group. Based on this information, the Trustees concluded that the performance of each Fund for the periods shown is generally mixed (performance for certain periods was higher than the comparative performance information, and in other cases it was lower). In addition, the Board also considered the performance of the Domestic Fund as compared to Copeland’s similarly managed separate accounts and considered Copeland’s explanation that it is reasonable that the performance of the Domestic Fund is lower than the separately managed accounts because they do not trade in exactly the same stocks and, unlike the separately managed accounts, the Domestic Fund’s performance is impacted by daily asset inflows and outflows.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate as assets grow. The Trustees considered the current asset levels of the Domestic Fund and the International Fund and the estimated asset level of the Small Cap Fund for its first year of operations and Copeland’s agreement to waive fees and reimburse expenses as a means to limit each Fund’s expenses and concluded that, at this time, the absence of breakpoints was reasonable.

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, and separately by all of the Independent Trustees, determined that the terms of the Management Agreement were reasonable and fair to each Fund and its shareholders, and voted to renew the Management Agreement with respect to the Domestic and International Funds and to approve the Management Agreement with respect to the Small Cap Fund.

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	3	Trustee, Lincoln Variable Insurance Products Trust (85 Portfolios) and Lincoln Advisors Trust (6 Portfolios) (2013-Present); Former Trustee, WT Mutual Fund (12 portfolios) (2008- 2011); Alpha 1 Capital Funds (Hedge Fund) (2 portfolios) (since 2011); Trinity Capital Partners (Advisor) (2009-2012)
Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005–2008).	3	None.
Stephen J. Kneeley Year of Birth: 1963	Trustee/Indefinite (since 2010)	CEO of Context Asset Management LP (since 2014); CEO of Spider Management, University of Richmond’s Investment Office (2012-2014); President and CEO, Ardmore Investment Partners (since 2009; 2007–2008; 2004–2006); Senior Partner, Logan Circle Partners (2008–2009); Managing Director, Brandywine Global Investment Management (2006–2007).	3	Chairman of the Board of Trustees, Context Capital Funds (since 2014)
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008– 2010) and President (2005– 2008), PNC Global Investment Servicing.	3	Trustee, Context Capital Funds (since 2014); Trustee, FundVantage Trust (32 portfolios) (2009-Present); Director, The Brandywine Fund, Inc. (1 portfolio) and The Brandywine Blue Fund, Inc. (2 portfolios) (2011- 2013)

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer ** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009); Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1999–2009).	3	None.
Eric C. Brown Year of Birth: 1969	President /Indefinite (since 2010); Principal Executive Officer (2010–2015)	Chief Executive Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2005).	N/A	N/A
Mark W. Giovanniello Year of Birth: 1974	Principal Executive Officer / Indefinite (since 2015); Vice President, Treasurer, Principal Financial Officer (2010–2015)	Chief Investment Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Steven J. Adams Year of Birth: 1963	Vice-President, Treasurer, Principal Financial Officer / Indefinite (since 2015)	Chief Operating and Financial Officer, Partner, Copeland Capital Management, LLC (since 2015); Chief Financial Officer, AMG Funds (2008–2015).	N/A	N/A
Barbara A. Grosso Year of Birth: 1966	Secretary/Indefinite (since 2010)	Chief Compliance Officer and Partner, Copeland Capital Management, LLC (since 2010); Chief Operating Officer and Chief Compliance Officer, Gould Investment Partners LLC (2004–2010).	N/A	N/A
Mark S. Marrone 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1968	Chief Compliance Officer/Indefinite (since 2010)	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2009); Chief Financial Officer/Treasurer (2003–2009) and Chief Compliance Officer (2004–2009) Saratoga Capital Management, LLC.	N/A	N/A
James Colantino 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Year of Birth: 1969	Assistant Secretary/Indefinite (since 2010)	Senior Vice President – Fund Administration (since 2012) and Vice President (2004-2012), Gemini Fund Services, LLC.	N/A	N/A

*	The term “Fund Complex” refers to the Copeland Trust.

**	Mr. Rorer is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC. Mr. Rorer is also the father-in-law of Eric Brown, the Trust’s President.

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Drinker Biddle & Reath, LLP
Once Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Custodian
The Northern Trust Company
50 South LaSalle Street
Chigago, Il 60603

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-888-9-COPELAND.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Thomas A. Leonard is an “audit committee financial expert,” and he is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2015, the aggregate audit, audit-related, tax and all other fees billed by Tait & Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Copeland Risk Managed Dividend Growth Fund are shown below. The aggregate tax fees billed by Tait & Weller were rendered for tax compliance, tax advice and tax planning for each fund.

(a)	Audit Fees

2015 $ 25,500

2014 $ 24,900

(b)	Audit-Related Fees

2015 $ 0

2014 $ 0

(c)	Tax Fees

2015 $ 5,300

2014 $ 5,200

(d)	All Other Fees

2015 $ 0

2014 $ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation. The above “All Other Fees” were billed for assistance provided to the Registrant with an examination by the Securities and Exchange Commission.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $5,300
2014 - $5,200

(h) Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics.

(a)(2) Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Eric C. Brown

Eric C. Brown, President

Date 2/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Eric C. Brown

Eric C. Brown, President

Date 2/8/16

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Treasurer

Date 2/8/16